Exhibit 99.2

PURCHASE AND SALE AGREEMENT

BETWEEN

VR HOLDINGS, INC.,

AS SELLER

AND

GHR, LLC,

AS PURCHASER

1. Purchase and Sale 1

2. Purchase Price 2

3. Assignment of Membership Interests 2

4. Assignment of Accounting Services Agreement 2

5. Representations of Seller 3

6. Representations of Purchaser 4

7. Seller's Covenants. 5

8. Mutual Covenants. 6

9. Conditions to Purchaser's Obligations 7

10. Conditions to Seller's Obligations 8

11. The Closing. 9

12. Closing Deliveries. 9

13. Resignation of Officers and Directors 10

14. Surviving Liabilities of Seller 10

15. Remedies; Termination. 11

16. Fire and Other Casualty. 12

17. Condemnation. 12

18. AS/IS 13

19. Brokers/Commissions 13

20. Expenses; Closing Costs 13

21. Notice 13

22. Assignment 14

23. Attorneys' Fees and Legal Expenses 14

24. Section Headings 14

25. Interpretation 14

26. Entire Agreement 15

27. Applicability 15

28. Time 15

29. Exhibits 15

30. Applicable Law 15

31. Survival 15

32. No Recordation of Agreement 15

33. Multiple Counterparts 15

34. Number and Gender of Words 15

35. Saturday, Sunday or Legal Holiday 15

36. Additional Agreements; Further Assurances 15

37. Severability 16

38. Joinder 16

39. Effective Date 16

40. Accounting. 16

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of the Effective Date (hereinafter defined) by and between VR HOLDINGS, INC., a Colorado corporation ("Seller"), and GHR, LLC, a Delaware limited liability company ("Purchaser").

W I T N E S S E T H:

WHEREAS, Seller owns a forty-nine percent (49.0%) membership interest (the "Membership Interests") in Bachelor Gulch Resort, LLC, a Colorado limited liability company ("Resort");

WHEREAS, CG-MI Vail, LLC, a Delaware limited liability company ("CGMI"), owns the remaining fifty-one percent (51.0%) membership interest in Resort;

WHEREAS, Resort is the manager and sole member of Bachelor Gulch Holding Company, LLC, a Delaware limited liability company ("Holding");

WHEREAS, Holding is the sole member of Bachelor Gulch Operating Company, L.L.C., a Delaware limited liability company ("Operating");

WHEREAS, Operating is the owner of, among other things, a hotel known as The Ritz-Carlton, Bachelor Gulch located in Bachelor Gulch, Eagle County, Colorado (the "Property");

WHEREAS, Operating pledged its interest in the Property to Lehman Brothers Holdings Inc., a Delaware corporation ("Lender"), to secure repayment of a loan (the "Loan") in the original principal amount of sixty-three million dollars ($63,000,000), made by Lender to Operating;

WHEREAS, the Property is operated for Operating by The Ritz-Carlton Hotel Company, L.L.C. ("R-C") pursuant to that certain operating agreement between Operating, as owner, and R-C, as operator, dated December 7, 2000 (as amended, the "Hotel Operating Agreement"); and

WHEREAS, Seller desires to sell, assign, convey and transfer to Purchaser, and Purchaser desires to purchase, acquire and accept from Seller, the Membership Interests in Resort, in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. Purchase and Sale. On the Closing Date (defined below), Seller shall sell, assign, convey and transfer to Purchaser, and Purchaser shall purchase, acquire and accept from Seller, subject to the terms and conditions of this Agreement, the Membership Interests.

2. Purchase Price. The total purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Membership Interests shall be thirteen million dollars ($13,000,000). The Purchase Price is a fixed price and, except as provided in Section 14 below, shall not be subject to proration or adjustment for (i) accounts receivable, accounts payable, trade payables, room revenues, or other items of income and expense attributable to the Property that would normally be prorated in connection with the sale of a hotel, or other assets and liabilities of Operating (or Resort, to the extent different from those of Operating), or (ii) any cash flow distributions, reimbursements, surplus, profits or other payments or distributions attributable to the Membership Interests. The Purchase Price is to be paid by wire transfer of immediately available funds at the Closing (defined below).

3. Assignment of Membership Interests. At the Closing, Seller shall sell, assign, transfer and convey the Membership Interests to Purchaser by execution and delivery of the Agreement of Assignment, Withdrawal and Amendment (the "Membership Interests Assignment") in the form attached hereto as Exhibit A. The Membership Interests, at the time of the Closing, shall be assigned, conveyed and transferred to Purchaser free and clear of any liens, encumbrances, options or claims of any kind or character, subject only to the terms of the Operating Agreement of Resort and the documents executed in favor of Lender which evidence or secure the Loan.

4. Assignment of Accounting Services Agreement. Subject to Purchaser obtaining the written approval of CGMI, Seller shall, simultaneously with the Closing, assign and transfer to Gencom Asset Management Company, L.P. ("GAMC") all of Seller's right, title and interest in, under and to that certain Accounting Services Agreement (the "Accounting Agreement"), dated June 28, 2004, by and between Seller and Operating, free and clear of any liens, security interests, encumbrances, or claims of any kind or character, by execution and delivery of the Assignment of Accounting Services Agreement (the "Accounting Assignment") in the form attached hereto as Exhibit B. Notwithstanding Seller's assignment of such Accounting Agreement to GAMC, Seller shall, at GAMC's election, continue to provide the consulting services required under the Accounting Agreement for a period of up to, but not in excess of, six (6) months following the Closing. Purchaser shall deliver, or cause GAMC to deliver, to Seller, at or prior to Closing, written notice specifying the duration (not to exceed the six (6) month period immediately subsequent to the Closing) of Seller's continued performance of such consulting services. As compensation for Seller's continued performance of such consulting services, Seller shall receive monthly payments in an amount equal to one-twelfth (1/12) of the annual Fee (as defined in the Accounting Agreement) for each month during which Seller continues to render consulting services; provided, however, if the period of Seller's continued performance of such consulting services shall cover only a partial month, then Seller shall be entitled to receive for such partial month an amount equal to one-twelfth (1/12) of the annual Fee multiplied by a fraction, the numerator of which is the number of days Seller continues to provide such consulting services during such month and the denominator of which is the total number of days in such month. Such payments shall be due on or before the twentieth (20th) day of the month immediately following the month during which Seller performed the services. Notwithstanding anything to the contrary contained herein, the provisions of this Section 4 shall survive the Closing.

5. Representations of Seller. Seller hereby represents and warrants to Purchaser the following, all of which are true, accurate and complete as of the Effective Date, and shall be true, accurate and complete as of the Closing Date:

  Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.
  Seller has the requisite corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby and thereby. Seller has taken all action required by law, by Seller's organizational documents, or otherwise, to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby.
  This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with the terms hereof, except as enforceability hereof may be limited by bankruptcy, insolvency, or reorganization laws or by applicable principles of equity.
  Except for the consent of MI (hereinafter defined), CGMI, Lender and R-C, no consent, waiver, approval, or authorization of, or filing, registration, or qualification with, or notice to, any governmental instrumentality or any other entity or person is required to be made, obtained, or given by Seller in connection with the execution, delivery, and performance of this Agreement. The joinder of no entity or person other than Seller will be necessary to convey the Membership Interests fully and completely to Purchaser upon Closing.
  Subject to obtaining the consent of MI, CGMI, Lender and R-C, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or conflict with any provision of Seller's organizational documents, (ii) violate, conflict with, constitute a default under, result in the termination of, or accelerate the performance required by any contract, lease or other agreement to which Seller is a party or by which Seller is bound or any debt or obligation of Seller with respect to the Membership Interests, which violation, conflict, default, termination or acceleration could materially or adversely affect the transactions contemplated by this Agreement or result in the creation or imposition of any material encumbrance on the Membership Interests; or (iii) violate any statute or law or any judgment, decree, order, regulation or rule of any federal, state, county, municipal or other government or governmental or quasi-governmental agency, department, commission, board, bureau or instrumentality, foreign or domestic, or any of them, having jurisdiction over Seller, the Property or Resort.
  Other than the Lawsuit (defined in Section 14 below) and the suit styled "Mauri Construction, Inc. v. Bachelor Gulch Operating Company, LLC, et al.," pending in Eagle County District Court, Colorado, Case No. 03CV37, there are no actions, suits or proceedings pending or, to the best knowledge of Seller, threatened against Seller that might adversely affect Seller's ability to consummate the transactions contemplated herein.
  Seller is the record and beneficial owner of, and has good title to, the Membership Interests, free and clear of any and all liens, security interests, charges, assignments, options and adverse claims to title of any kind or character, and such Membership Interests are not the subject of any agreement (other than this Agreement and that certain Operating Agreement of Resort dated July 31, 2000 (as heretofore modified and/or amended, the "Operating Agreement")) providing for the sale and transfer thereof. Seller has not assigned, pledged or transferred the Membership Interests, and no other person or other entity has any right or option to acquire the Membership Interests (or any portion thereof).
  Seller is not, nor will it become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including Executive Order 13224 (September 23, 2001), "Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism"), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.
  Seller is not (i) a "foreign person" as defined in Section 1445 of the Code, or (ii) a disregarded entity for federal tax purposes.

                         j.        Except as previously disclosed to Purchaser by Seller, Seller has not received written notice of any material pending or contemplated change in any applicable ordinance, regulation, law, or statute of any governmental agency or private restriction applicable to the Property which would result in any material change in the condition of the Property, or any part thereof, or in any way materially limit or impede the operation of the Property.

6. Representations of Purchaser. Purchaser hereby represents and warrants to Seller the following, all of which are true, accurate and complete as of the Effective Date, and shall be true, accurate and complete as of the Closing Date:

  Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.
  Purchaser has the requisite limited liability company power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby and thereby. Purchaser has taken all action required by law, by Purchaser's organizational documents, or otherwise, to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby.
  This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid, and binding obligation of Purchaser, enforceable against Purchaser in accordance with the terms hereof, except as enforceability hereof may be limited by bankruptcy, insolvency, or reorganization laws or by applicable principles of equity.
  Except for the consent of MI, CGMI, Lender and R-C, no consent, waiver, approval, or authorization of, or filing, registration, or qualification with, or notice to, any governmental instrumentality or any other entity or person is required to be made, obtained, or given by Purchaser in connection with the execution, delivery, and performance of this Agreement.
  Subject to obtaining the consents of MI, CGMI, Lender and R-C, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or conflict with any provision of Purchaser's organizational documents, (ii) violate, conflict with, constitute a default under, result in the termination of, or accelerate the performance required by any contract, lease or other agreement to which Purchaser is a party or by which Purchaser is bound or any debt or obligation of Purchaser with respect to the Membership Interests, which violation, conflict, default, termination or acceleration could materially or adversely affect the transactions contemplated by this Agreement or result in the creation or imposition of any material encumbrance on the Membership Interests; or (iii) violate any statute or law or any judgment, decree, order, regulation or rule of any federal, state, county, municipal or other government or governmental or quasi-governmental agency, department, commission, board, bureau or instrumentality, foreign or domestic, or any of them, having jurisdiction over Purchaser, the Property or Resort.
  There are no actions, suits or proceedings pending or, to the best knowledge of Purchaser, threatened against Purchaser that might adversely affect Purchaser's ability to consummate the transactions contemplated herein.
  Purchaser is not, nor will it become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the OFAC of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including Executive Order 13224 (September 23, 2001), "Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism"), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.

7. Seller's Covenants.

  Seller covenants and agrees with Purchaser that from the Effective Date until the Closing, Seller shall:
    keep, observe and perform its obligations as a member under Resort's organizational documents;
    keep, observe and perform its obligations under the Accounting Agreement;
    not sell, assign or transfer Seller's rights and interests in, under and to the Accounting Agreement, or create or permit to exist any lien, security interest, encumbrance or charge thereon;
    advise Purchaser promptly upon obtaining knowledge that any representation and warranty of Seller contained in Section 5 of this Agreement has become untrue or misleading; and
    not take, or omit to take, any action that would have the effect of violating any of the representations, warranties, covenants, and agreements of Seller contained in this Agreement.
  Within ten (10) days of the Effective Date, Seller shall deliver, or cause to be delivered, a current report prepared by a search firm reasonably acceptable to Purchaser (i) stating that a search has been made of both the state and county records wherein financing statements and security agreements are filed under the Colorado Uniform Commercial Code, and (ii) confirming that no security interests or liens of any kind or nature are claimed or asserted by any person against the Membership Interests.

8. Mutual Covenants.

  Seller and Purchaser hereby covenant and agree to use their mutual good faith efforts and to cooperate with each other to obtain from Lender, MI, CGMI and, to the extent required pursuant to the Hotel Operating Agreement, R-C, respectively, the consents referenced in Section 9(g), 9(h), 9(i) and 9(j) and Section 10(c), (d), (e) and (f) below.
  Within five (5) Business Days (as defined below) of the Effective Date, Purchaser shall deliver, or cause to be delivered, to Seller a draft of an agreement (the "Cooperation Agreement") between Seller and Purchaser (and their respective affiliates, as applicable) setting forth, among such other things as the parties may agree upon, the rights and obligations of Seller and Purchaser (and their respective affiliates, as applicable) with regard to the ski lift located adjacent to the Property and other matters relating to the future relationship between the Property and the adjacent facilities owned and/or operated by Seller and/or Seller's affiliates. Thereafter, Seller and Purchaser (and their respective affiliates, as applicable) shall negotiate in good faith the final form and content of the Cooperation Agreement. If despite their good faith efforts, Seller and Purchaser are unable to reach agreement on the final form and content of the Cooperation Agreement on or prior to the fifteenth (15th) Business Day after the Effective Date (the "Election Date"), then Purchaser, at Purchaser's sole discretion, shall have the right to: (i) accept such terms of the Cooperation Agreement as have been mutually agreed upon as of the Election Date, in which instance Purchaser, Seller and Seller's affiliates, as applicable, shall execute and deliver the Cooperation Agreement at Closing pursuant to Section 12 below, (ii) elect to forego execution of the Cooperation Agreement, in which instance neither party hereto (nor any of their respective affiliates) shall be required to execute and/or deliver the Cooperation Agreement at Closing, or (iii) terminate this Agreement, whereupon neither party hereto shall have any further rights or obligations hereunder. Purchaser shall notify Seller of Purchaser's election no later than 11:59 p.m., Central Standard Time, on the fifteenth (15th) Business Day following the Effective Date; provided, however, if Purchaser shall fail to deliver such written notice to Seller, then Purchaser shall be deemed to have elected to terminate this Agreement as provided in clause (iii) above.
  Seller and Purchaser understand and agree that the Cooperation Agreement is intended to memorialize the parties agreements with respect to those services Seller or Seller's affiliates currently is committed to provide to Operating and/or the Property and such other matters as the parties may mutually agree upon with respect to the continuing operation of the Property.

9. Conditions to Purchaser's Obligations. The obligations of Purchaser hereunder to consummate the transactions contemplated hereby are subject to the satisfaction, as of the Closing, of each of the following conditions

  Seller shall have executed and delivered to Purchaser all of the documents, and shall have taken or caused to be taken all of the other actions, required of Seller under this Agreement.
  Title to the Membership Interests shall be as required pursuant to the terms and conditions of this Agreement.
  All of the representations and warranties of Seller contained in Section 5 of this Agreement shall be true at, and as of, the Closing in all material respects unless otherwise disclosed in writing and approved by Purchaser.
  Seller shall have performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with by Seller prior to, or as of, the Closing.
  No Casualty shall have occurred as described in Section 16 below.
  No Taking shall have occurred as described in Section 17 below.
  Lender shall have consented to the transfer and assignment of the Membership Interests by Seller to Purchaser (or any assignee of Purchaser permitted hereunder).
  MI Bachelor Gulch, LLC ("MI") shall have consented to the transfer and assignment of the Membership Interests by Seller to Purchaser (or any assignee of Purchaser permitted hereunder).
  CGMI shall have consented to the transfer and assignment of the Membership Interests by Seller to Purchaser (or any assignee of Purchaser permitted hereunder).
  If and to the extent required pursuant to the terms of the Hotel Operating Agreement, R-C shall have consented to the transfer and assignment of the Membership Interests by Seller to Purchaser (or any assignee of Purchaser permitted hereunder).
  Seller shall not have become insolvent within the meaning of the federal bankruptcy code (the "Bankruptcy Code"), filed or notified its creditors that it intends to file a petition under the Bankruptcy Code, initiated a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), or have become the subject of either a petition under the Bankruptcy Code or an Action.

If any such conditions are not satisfied by Closing, Purchaser may, at Purchaser's sole option, either (i) waive any of the conditions precedent to performance of its obligations hereunder contained in this Section 9 by giving written notice to Seller of its election to waive any such condition precedent at any time on or before the Closing Date, or (ii) terminate this Agreement on the Closing Date (or earlier if Purchaser determines that any condition precedent herein cannot be satisfied prior to the Closing Date) and receive a refund of the Deposit (hereinafter defined), if any. Subject to the last sentence of this Section 9, in the event Purchaser elects to terminate this Agreement pursuant to the immediately preceding sentence, Seller shall, on written request from Purchaser, promptly issue such instructions as may be reasonably required to cause the escrow agent to return the Deposit, if any, to Purchaser and, thereafter, the parties hereto shall have no further obligations hereunder, one to the other. Notwithstanding the foregoing, if both (x) Purchaser has previously extended the date of the Closing to an Extended Closing Date pursuant to Section 11 below and delivered the Deposit, and (y) Purchaser elects to terminate this Agreement pursuant to clause (ii) above solely as a result of the failure of one or more of the conditions listed in Sections 9(g), (h), (i) or (j) above, then the Deposit shall be forfeited by Purchaser and delivered by the escrow agent to Seller.

10. Conditions to Seller's Obligations. The obligations of Seller hereunder to consummate the transactions contemplated hereby are subject to the satisfaction, as of the Closing, of each of the following conditions:

  All of the representations and warranties of Purchaser contained in Section 6 of this Agreement shall be true at, and as of, the Closing in all material respects unless otherwise disclosed in writing and approved by Seller.
  Purchaser shall have performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with by Purchaser prior to, or as of, the Closing.
  Lender, CGMI and MI shall have consented to the transactions contemplated hereby, under the terms of the Loan, and Lender shall have agreed to release Seller from its obligations under the principal's agreement and the environmental indemnity agreement, each executed in connection with the Loan and dated as of August 10, 2004.
  MI shall have consented to the transfer and assignment of the Membership Interests by Seller to Purchaser (or any assignee of Purchaser permitted hereunder).
  CGMI shall have consented to the transfer and assignment of the Membership Interests by Seller to Purchaser (or any assignee of Purchaser permitted hereunder).
  If and to the extent required pursuant to the terms of the Hotel Operating Agreement, R-C shall have consented to the transfer and assignment of the Membership Interests by Seller to Purchaser (or any assignee of Purchaser permitted hereunder).

If any of such conditions are not satisfied by Closing, then Seller may, at Seller's sole option, either (i) waive any of the conditions precedent to performance of its obligations hereunder contained in this Section 10 by giving written notice to Purchaser of its election to waive any such condition precedent at any time on or before the Closing Date, or (ii) terminate this Agreement, in which event, subject to the last sentence of this Section 10, the Deposit, if any, shall be promptly refunded to Purchaser. Notwithstanding the foregoing, if both (x) Purchaser has previously extended the date of the Closing to an Extended Closing Date pursuant to Section 11 below and delivered the Deposit, and (y) Seller elects to terminate this Agreement pursuant to clause (ii) above solely as a result of the failure of one or more of the conditions listed in Sections 10(c), (d), (e) or (f) above, then the Deposit shall be forfeited by Purchaser and delivered by the escrow agent to Seller.

11. The Closing.

  The closing (the "Closing") of this transaction shall take place at the offices of Seller (or at any other place which the parties agree on in writing), at 11:00 a.m. Mountain Time, on December 7, 2004 (the "Initial Closing Date") or such other date as the parties mutually agree subject to the terms and conditions set forth in this Section 11. Purchaser may extend the Closing Date until January 31, 2005 (or an earlier date agreed to in writing by Purchaser and Seller) (the "Extended Closing Date") by (i) delivering written notice thereof to Seller no later than two (2) Business Days prior to December 7, 2004, and (ii) depositing with an escrow agent reasonably acceptable to both Seller and Purchaser an escrow deposit (the "Deposit") in the sum of one million dollars ($1,000,000) on or before December 7, 2004. The Deposit shall be invested by escrow agent in an interest bearing account through a bank or other financial institution approved by Purchaser and Seller. If the purchase and sale hereunder is consummated in accordance with the terms and provisions hereof, the Deposit shall be applied to the cash portion of the Purchase Price at the Closing. In all other events, the Deposit shall be disposed of by the escrow agent as herein provided. (The Initial Closing Date and, if Purchaser extends the Closing pursuant to the provisions of this Section 11, the Extended Closing Date are sometimes referred to herein as the "Closing Date".)
  If the Closing fails to occur on or before December 7, 2004, for any reason other than a Seller Default (hereinafter defined), and Purchaser fails to extend the Closing in conformance with the provisions of this Section 11, this Agreement shall automatically terminate, whereupon neither party hereto shall have any further rights or obligations hereunder.

12. Closing Deliveries.

  At the Closing, Seller shall deliver, or cause to be delivered, to Purchaser the following:
    The Membership Interests Assignment, duly executed by Seller.
    The Accounting Assignment, duly executed by Seller.
    Subject to the provisions of Section 8(b), the Cooperation Agreement, duly executed by Seller and its affiliates, as applicable.
    A certification, duly executed by Seller, confirming that Seller's representations and warranties remain true and correct and are reaffirmed as of the Closing Date.
    Appropriate evidence of the authority of Seller to execute and deliver this Agreement and all documents required hereunder and to consummate the transactions contemplated by this Agreement and said documents.
    The resignations contemplated by Section 13.
    Such other reasonable, necessary and customary documents as may be reasonably requested by Purchaser to effect the transaction contemplated by this Agreement whether pursuant to Section 36 below, or otherwise.
  At the Closing, Purchaser shall pay to Seller the Purchase Price, by wire transfer of immediately available funds, and deliver, or cause to be delivered, to Seller the following:
    The Membership Interests Assignment, duly executed by Purchaser.
    Subject to the provisions of Section 8(b), the Cooperation Agreement, duly executed by Purchaser and its affiliates, as applicable.
    The Accounting Assignment, duly executed by GAMC.
    A certification, duly executed by Purchaser, confirming that Purchaser's representations and warranties remain true and correct and are reaffirmed as of the Closing Date.
    Appropriate evidence of the authority of Purchaser to execute and deliver this Agreement and all documents required hereunder and to consummate the transactions contemplated by this Agreement and said documents.
    Such other reasonable, necessary and customary documents as may be reasonably requested by Seller to effect the transaction contemplated by this Agreement, whether pursuant to Section 36 below, or otherwise.

13. Resignation of Officers and Directors. With the exception of the "Commercial Director" of Bachelor Gulch Village Resort and Spa Condominium Association (the "Association") elected by the "Commercial Members" pursuant to the terms and provisions of the organizational documents of the Association, any and all individuals employed by or affiliated with Seller or Seller's affiliates who serve as an officer and/or director of Operating, Holding, Resort and/or the Association shall resign from such position(s) effective as of the Closing Date.

14. Surviving Liabilities of Seller. Notwithstanding anything in this Agreement to the contrary, Seller shall, from Closing, be and remain liable for, and hereby agrees to pay to Purchaser as and when provided herein, forty-nine percent (49.0%) of the following: (i) the outstanding principal balance, together with the outstanding accrued interest and other sums payable by Operating under or in connection with that certain Non-Transferable Promissory Note (the "Note"), dated July 28, 2003, made by Operating, payable to the order of Jacobsen Construction Company, Inc., in the original principal amount of $774,000, as and when the same shall become due and payable pursuant to the terms thereof, and (ii) with respect to the pending suit (the "Lawsuit") styled "Monroe Property Company, LLC v. Bachelor Gulch Resort, LLC, Vail Resorts Development Company and Bachelor Gulch Operating Company, LLC", pending in the United Stated District Court for the District of Colorado, Civil Action No. 02-K-1479 (OES), or any other proceeding the subject of which is, in whole or in part, the subject of the Lawsuit, upon demand, any sums due and payable in connection with the settlement of the Lawsuit or other proceeding, any award or judgment (inclusive of any costs, attorneys' fees or similar sums awarded in connection with any such proceedings) granted or entered in connection with the Lawsuit or other proceeding, and any and all attorneys' fees and other costs and expenses (including, without limitation, attorneys' fees and other costs incurred in pursuing an appeal of a judgment in favor of the plaintiff) incurred in connection with the final resolution (whether by settlement, final judgment or otherwise) of said matter from and after the Closing Date; provided, however, neither party nor their affiliates (including Resort) shall agree to settle or appeal the Lawsuit or such other proceeding without the consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything in this Section 14 to the contrary, Purchaser agrees that Seller may at any time from and after Closing, pay to Operating forty-nine percent (49.0%) of the outstanding principal balance then due and owing under the Note, together with forty-nine percent (49.0%) of the accrued interest and other sums payable by Operating under or in connection with the Note through the date of such payment, whereupon Seller shall have no further liability or obligation under or in connection with said Note. The provisions of this Section 14 shall survive the Closing.

15. Remedies; Termination.

  Seller's Default. Subject to Force Majeure, if, due to circumstances other than Purchaser's failure to perform any term or condition of this Agreement binding on Purchaser, Seller fails to timely perform any of its obligations under this Agreement, Purchaser shall deliver to Seller written notice detailing Seller's failure of performance. Seller shall have five (5) Business Days from receipt of such notice from Purchaser within which to remedy the failure of performance. As used in this Section 15(a) and in Section 15(c) below, the term "Force Majeure" shall mean: delays from causes beyond the reasonable control of either party hereto, such as, but not limited to, acts of God, strikes, work stoppages, moratoriums imposed by applicable governmental authorities, weather conditions, fire or other casualty, not including delays caused by Purchaser's lack of capital or financing or delays caused by actions affecting the hotel industry generally but not the Property specifically.
  Purchaser's Remedies. If at the expiration of the curative period described in Section 15(a) above, Seller has not cured such failure of performance (a "Seller Default"), then Purchaser, as its sole and exclusive remedies under this Agreement for such Seller Default, shall have the right to (i) enforce specific performance of Seller's obligations under this Agreement or (ii) terminate this Agreement by giving written notice thereof to Seller prior to or at the Closing, whereupon neither party hereto shall have any further rights or obligations hereunder and the escrow agent shall promptly refund the Deposit, if any, to Purchaser; provided, however, in order for Purchaser to enforce specific performance of this Agreement, Purchaser must (i) notify Seller of Purchaser's intent to enforce specific performance of this Agreement within ten (10) Business Days of the Seller Default, and (ii) file suit for specific performance within ninety (90) days after the Seller Default. If the Deposit is to be returned to Purchaser in accordance with this Section 15(b), Seller shall promptly, on written request from Purchaser, execute and deliver such documents as may be required to cause the escrow agent to return the Deposit to Purchaser.
  Purchaser's Default. Subject to Force Majeure, if, due to circumstances other than Seller's failure to perform any term or condition of this Agreement binding on Seller, Purchaser fails to timely perform any of its obligations under this Agreement, Seller shall deliver to Purchaser written notice detailing Purchaser's failure of performance. Purchaser shall have five (5) Business Days from receipt of such notice from Seller within which to remedy the failure of performance.
  Seller's Remedies. If at the expiration of the curative period described in Section 15(c) above, Purchaser has not cured such failure of performance (a "Purchaser Default"), then Seller, as its sole and exclusive remedy under this Agreement for such Purchaser Default, shall have the right to terminate this Agreement by giving written notice thereof to Purchaser prior to or at the Closing, whereupon neither party hereto shall have any further rights or obligations hereunder and the escrow agent shall pay the Deposit, if any, to Seller.
  CGMI's Right of First Refusal; Automatic Termination. The Second Amendment to that certain Amended and Restated Operating Agreement of Bachelor Gulch Resort, LLC dated July 31, 2000 (the "Second Amendment") provides CGMI a right of first refusal to purchase Seller's Membership Interest (the "Right of First Refusal"). Should CGMI exercise the Right of First Refusal in accordance with the Second Amendment, this Agreement shall terminate automatically, whereupon neither party hereto shall have any further rights or obligations hereunder and the escrow agent shall refund the Deposit, if any, to Purchaser.

16. Fire and Other Casualty.

  If all or any material portion of the Property is damaged by fire or other casualty (a "Casualty") occurring after the Effective Date and prior to the Closing, then Purchaser shall have the option, exercisable within ten (10) Business Days after receipt of written notice from Seller of the occurrence of such fire or other casualty, to terminate this Agreement by delivering written notice thereof to Seller and the Deposit, if any, shall be refunded to Purchaser, whereupon this Agreement shall be deemed canceled and of no further force or effect, and neither party shall have any further rights or liabilities against or to the other except for such provisions (if any) which are expressly provided in this Agreement to survive the termination hereof.
  Seller shall give Purchaser prompt written notice of any Casualty event which affects all or any portion of the Property.

17. Condemnation.

  If, prior to the Closing Date, any part of the Property is taken, or if Seller shall receive notice from any governmental authority having eminent domain power over the Property, of its intention to take, by eminent domain proceeding, any part of the Property (a "Taking"), Purchaser shall have the option, exercisable within ten (10) Business Days after receipt of written notice from Seller of such Taking, to terminate this Agreement by delivering written notice thereof to Seller and the Deposit, if any, shall be refunded to Purchaser, whereupon this Agreement shall be deemed canceled and of no further force or effect, and neither party shall have any further rights or liabilities against or to the other except pursuant to the provisions (if any) of this Agreement, which are expressly provided to survive the termination hereof.
  Seller shall give Purchaser prompt written notice of any proposed or threatened Taking, whether under power or eminent domain or otherwise, which affects or threatens to affect all or any portion of the Property. Such notice shall be accompanied by a copy of any written notice received by Seller in connection such proposed taking.

18. AS/IS. Purchaser acknowledges and agrees that it is acquiring the Membership Interests "AS/IS". Purchaser is not relying upon any information, pro formas, financial statements or other documents prepared or furnished to Purchaser by Seller, or any representations and warranties of Seller (except as expressly set forth in this Agreement, the Membership Interest Assignment or any other instruments to be delivered by Seller to Purchaser in connection with the Closing) with respect to the Membership Interests or the Property.

19. Brokers/Commissions. Each party hereto represents to the other that it has not authorized any broker or finder to act on its behalf in connection with the sale and purchase hereunder and that such party has not dealt with any broker or finder purporting to act on behalf of any other party. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all, losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by such party or on its behalf with any broken or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this Section shall survive the Closing or any termination of this Agreement.

20. Expenses; Closing Costs. Except as otherwise expressly provided herein, each party hereto shall bear its own expenses in connection with this transaction, including but not limited to, attorneys' fees and closing costs.

21. Notice. Any notice required hereunder shall be given in writing, (by a party or by such party's attorney) sent by (a) personal delivery, (b) delivery by a recognized overnight courier service with proof of delivery, or (c) facsimile, with proof of transmission, addressed as follows:

If to Seller: VR Holdings, Inc.
P.O. Box 959
137 Benchmark Road
Avon, Colorado 81620
Attn: Gregory Dickhens
Telephone: (970) 845-2523
Facsimile: (970) 845-2555

with a copy to: Brownstein Hyatt & Farber, P.C.
410 17th Street, 22nd Floor
Denver, Colorado 80202
Attn: Steven S. Siegel
Telephone: (303) 223-1150
Facsimile: (303) 223-1111

If to Purchaser: GHR, LLC
c/o The Gencom Group
1221 Brickell Avenue, Suite 3000
Miami, Florida 33131
Attn: Karim Alibhai
Telephone: (305) 442-9808
Facsimile: (305) 442-9809

with a copy to: Gardere Wynne Sewell LLP
3000 Thanksgiving Tower
1601 Elm Street
Dallas, Texas 75201
Attn: Clifford J. Risman
Telephone: (214) 999-4287
Facsimile: (214) 999-3287

Notice by personal delivery or overnight courier shall be effective upon receipt or as of the date of first attempted delivery, and notice by facsimile shall be effective upon transmission. Any of the foregoing addressees may, at any time by providing five (5) days' prior written notice to the other addressees, designate any other address in substitution of the foregoing address.

22. Assignment. Except for a Permitted Transfer (as defined below), Purchaser shall not have the right to assign its interest in this Agreement without obtaining the prior consent of Seller, which consent will not be unreasonably withheld or delayed. Purchaser hereby agrees that any assignment by Purchaser in contravention of this provision shall be void and shall not relieve Purchaser of its obligations and liabilities hereunder. As used herein, "Permitted Transfer" shall refer to an assignment of all of Purchaser's rights under this Agreement to an assignee which (a) expressly assumes all obligations of Purchaser hereunder, (b) either controls, is controlled by or is under common control with Purchaser, and (c) which does not adversely affect any consents previously obtained from Lender, MI, CGMI or R-C.

23. Attorneys' Fees and Legal Expenses. Should any party hereto institute any action or proceeding in court to enforce or interpret any provision hereof or for damages by reason of any alleged breach of any provision of this Agreement or for any other judicial remedy, the prevailing party shall be awarded from the losing party all reasonable attorneys' fees and all court costs in connection with said proceedings.

24. Section Headings. The section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

25. Interpretation. Seller and Purchaser acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or annexes hereto.

26. Entire Agreement. This Agreement embodies the entire agreement between the parties hereto and supersedes any prior understandings or written or oral agreements between the parties concerning the Property. Further, this Agreement cannot be varied, modified, amended, altered or terminated except by the written agreement of the parties.

27. Applicability. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and its respective permitted successors and assigns, except as expressly set forth herein.

28. Time. Time is of the essence in the performance of all obligations by both parties under this Agreement. In the event any deadline set forth herein is not timely met, there shall be no extension given other than as may be agreed to in writing by both parties in its sole and absolute discretion.

29. Exhibits. All exhibits described herein and attached hereto are fully incorporated into this Agreement by this reference for all purposes.

30. Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado.

31. Survival. The representations and warranties of Seller and Purchaser contained in this Agreement shall not be merged into the documents conveying the Membership Interests to Purchaser, it being the intent of the parties hereto that such representations and warranties shall survive Closing for the maximum amount of time allowed by law.

32. No Recordation of Agreement. Neither Seller nor Purchaser will record this agreement or any memorandum or other evidence hereof.

33. Multiple Counterparts. This Agreement may be executed in a number of identical facsimile counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

34. Number and Gender of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

35. Saturday, Sunday or Legal Holiday. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday, or any federal or state holiday in the State of Colorado. If any date set forth in this Agreement for the performance of any obligation by Purchaser or Seller or for the delivery of any instrument or notice should be on other than a Business Day, the compliance with such obligations or delivery shall be deemed acceptable on the next following Business Day.

36. Additional Agreements; Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall execute and deliver such documents (including, without limitation, such documents as may necessary or appropriate to effectuate a transfer of any and all licenses and permits related to, required for the operation of and/or utilized in connection with the Property, along with any bank accounts regarding Resort and/or the Property) as the other party shall reasonably request in order to consummate and make effective the transactions contemplated hereunder.

37. Severability. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

38. Joinder. Reference is hereby made to the Joinder, pursuant to which Vail Resorts, Inc. ("Vail") has, among other things, guaranteed Seller's obligations under Section 14 of this Agreement. The Joinder attached hereto is being executed by Vail as a material inducement to Purchaser to enter into this Agreement, without which Purchaser would be unwilling to enter into this Agreement.

39. Effective Date. As used herein, the term "Effective Date" shall mean the last date on which a counterpart of this Agreement is executed and delivered to the other party hereto by each of Purchaser and Seller (and Vail).

40. Accounting.

  Seller, its affiliates and representatives, and its independent auditors, shall be afforded reasonable access to such accounting and financial records and to such accounting and other personnel as may be necessary for Seller to comply with all laws and regulations, including but not limited to, those of the Internal Revenue Service and the Securities and Exchange Commission. Such accounting and financial records shall include, without limitation, books, correspondence, instructions, receipts, vouchers and all other accounting and financial documents.
  Seller shall be afforded access to such accounting and financial records from Closing until such time as Seller and/or Seller's affiliates have filed a final tax return with the Internal Revenue Service and filed final audited financial statements with the Securities and Exchange Commission for all periods during which Seller owned the Membership Interests.
  If Closing occurs on a date prior to December 31, 2004, Seller may elect, in Seller's sole discretion, to engage independent auditors, at Seller's sole cost and expense, to conduct an audit for the period from January 1, 2004 through the date on which Closing occurs.
  If Closing occurs on any date from December 31, 2004 to January 31, 2005, Resort shall engage independent auditors, at Resort's sole cost and expense, to conduct an audit for the period from January 1, 2004 through December 31, 2004. Such audit will result in Regulation S-X and Regulation S-K compliant audited financial statements that shall be prepared in time for filing by Seller or its affiliates with the Securities and Exchange Commission by March 31, 2005.

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  IN WITNESS WHEREOF, this Agreement is executed in multiple originals by Seller and Purchaser.

  SELLER:

  VR HOLDINGS, INC.,

  a Colorado corporation

  By:

  Name:

  Its:

  Date of Execution: November ___, 2004

  PURCHASER:

  GHR, LLC, a Delaware limited liability company

  By:

  Karim Alibhai, Manager

  Date of Execution: November ___, 2004

  List of Exhibits

  Exhibit A Agreement of Assignment, Withdrawal and Amendment

  Exhibit B Assignment of Accounting Services Agreement

  JOINDER

  As a material inducement to Purchaser to enter into this Agreement, the undersigned hereby unconditionally guarantees to Purchaser the faithful performance and observance of Seller's obligations under Section 14 of this Agreement. The obligations of the undersigned hereunder shall be primary (not secondary), joint and several. The undersigned agrees that such guarantee shall be and remain in full force and effect as to any renewal, extension or modification of this Agreement, whether or not known to or approved by the undersigned. It is agreed that the terms and provisions of this Joinder shall inure to the benefit of the successors and permitted assigns of Purchaser.

  VAIL RESORTS, INC.,

  a Delaware corporation

  By:

  Name:

  Its:

  Date of Execution: November ___, 2004

EXHIBIT A

AGREEMENT OF ASSIGNMENT, WITHDRAWAL AND AMENDMENT

This AGREEMENT OF ASSIGNMENT, WITHDRAWAL AND AMENDMENT (this "Assignment") is made as of the ___ day of _____________, 200___ (the "Effective Date"), by and among VR Holdings, Inc., a Colorado corporation ("Assignor"), and GHR, LLC, a Delaware limited liability company ("Assignee").

W I T N E S S E T H:

WHEREAS, Assignor presently owns a 49.0% membership interest (the "Membership Interests") in Bachelor Gulch Resort, LLC, a Colorado limited liability company (the "Company") under the Operating Agreement dated as of July 31, 2000 (the "Operating Agreement");

WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of _____________ ____, 2004 (the "Purchase Agreement"), wherein Assignor agreed to sell and Assignee agreed to buy the Membership Interests; and

WHEREAS, Assignor and Assignee desire to enter into this Assignment for the purposes of (i) assigning the Membership Interests owned by the Assignor to Assignee, (ii) reflecting the withdrawal of the Assignor as a member of the Company, and (iii) reflecting the reconstitution and continuation of the Company as a Colorado limited liability company. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor agrees as follows:

  Assignment. Assignor assigns, transfers, sets over, and conveys to Assignee, the Membership Interests. The assigned Membership Interests shall include all of Assignor's right, title and interest as a member in the Company, including, without limitation, (i) all of Assignor's voting, approval and consent rights with respect to the Company, whether under the Company's organizational documents or state law, (ii) all of Assignor's rights to cash flow distributions, and other payments or distributions of capital, return on capital, reimbursements, repayments, fees, surplus, profits, sales proceeds or borrowings of the Company (whether during the term of the Company or in connection with the liquidation of the Company), (iii) all of Assignor's right to any allocations of tax items of the Company that accrue for tax purposes on or after the Effective Date, (iv) all rights of first offer, options and similar rights with respect to the Company, and (v) all claims, rights, causes of action, whether known or unknown, matured or unmatured, that Assignor may have against the Company. No compensation shall be payable with respect to such assignments and contributions except as expressly provided in this Assignment or in the Purchase Agreement.
  Withdrawal of Assignor. Assignor hereby withdraws as a member of the Company for all purposes and hereby releases the Company from any and all liability to Assignor and to Assignor's affiliated predecessors in interest with respect to any event occurring prior to the Effective Date.
  Required Filings. If required under applicable law, the parties hereto shall execute an amendment to the Company's articles of association (or similarly titled instrument), to evidence Assignor's withdrawal from the Company. Assignee is hereby authorized to file such amendment (or to cause such amendment to be filed) in any jurisdiction in which such filing is required, as determined by Assignee.
  Warranty. Assignor represents and warrants that (i) Assignor is the record and beneficial owner of, and has good title to, the Membership Interests, free and clear of any and all liens, security interests, charges, assignments, options and adverse claims to title of any kind or character, (ii)  such Membership Interests are not the subject of any agreement (other than the Purchase Agreement and the Operating Agreement) providing for the sale and transfer thereof, and (iii) Assignor has not assigned, pledged or transferred the Membership Interests, and no other person or other entity has any right or option to acquire the Membership Interests (or any portion thereof). Assignor agrees to defend the Membership Interests unto Assignee, its successors and assigns, forever.
  Continuation of the Company. Notwithstanding the provisions of this Assignment, the Company shall not be dissolved (and is hereby reconstituted) and its businesses shall be continued after the occurrence of the Effective Date and after giving effect to the provisions of this Assignment.
  Severability; Governing Law. If any provision of this Assignment or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. This Assignment shall be construed according to Colorado law, without regard to conflicts of law provisions contained in Colorado law.
  Binding Effect. This Assignment shall inure to the benefit of and be binding upon the undersigned parties and their respective successors and assigns. Whenever in this instrument a reference to any party is made, such reference shall be deemed to include a reference to the successors and assigns of such party, as the case may be.
  Purchase Agreement. This Assignment is executed in furtherance of, and is subject to, the terms and conditions of the Purchase Agreement. This Assignment does not supersede, replace, substitute for, expand, or extinguish any obligation or provision of the Purchase Agreement, including, but not limited to, the representations and warranties set forth therein.
  Counterparts. This Assignment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In addition, this Assignment may contain more than one counterpart of the signature page and this Assignment may be executed by the affixing of the signatures of each of the parties on separate signature pages to one of such counterparts; all of such signature pages shall be read as though one, and shall have the same force and effect as though all of the signers had signed a single signature page.
  No Drafting Presumption. In interpreting the provisions of this Assignment, no presumption shall apply against any party that otherwise would operate against such party by reason of such document having been drafted by such party or at the direction of such party or its affiliates.

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DATED as of the day and year first above written.

ASSIGNOR:

VR HOLDINGS, INC.,

a Colorado corporation

By:

Name:

Its:

ACCEPTED BY:

ASSIGNEE:

GHR, LLC, a Delaware limited liability company

By:

Karim Alibhai, Manager

JOINDER

CG-MI Vail, LLC, a Delaware limited liability company hereby consents to the assignment contemplated hereby and agrees that, subject to the terms and provisions of Section 14 of the Purchase Agreement, Assignor is hereby irrevocably released and discharged from any and all obligations under the Operating Agreement.

CG-MI Vail, LLC,

a Delaware limited liability company

By:

Name:

Title:

EXHIBIT B

ASSIGNMENT OF ACCOUNTING SERVICES AGREEMENT

THIS ASSIGNMENT OF ACCOUNTING SERVICES AGREEMENT (this "Assignment"), is made as of the             day of _____________, 200___ (the "Effective Date"), by and between VR Holdings, Inc., a Colorado corporation ("Assignor") and Gencom Asset Management Company, L.P., a Texas limited partnership ("Assignee").

W I T N E S S E T H:

WHEREAS, Assignor and GHR, LLC, a Delaware limited liability company, have entered into that certain Purchase and Sale Agreement dated as of _____________ ____, 2004 (the "Purchase Agreement"), wherein Assignor agreed to assign and transfer to Assignee its right, title and interest in, under and to that certain Accounting Services Agreement (the "Accounting Agreement"), dated June 28, 2004, by and between Assignor and Bachelor Gulch Operating Company, L.L.C., a Delaware limited liability company; and

WHEREAS, Assignor and Assignee desire to enter into this Assignment for the purpose of assigning to Assignee all of Assignor's right, title and interest in, under and to the Accounting Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Assignment. Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest in, under and to the Accounting Agreement. Assignee hereby assumes and takes responsibility for all losses, costs, claims, liabilities, expenses, demands and obligations of any kind or nature whatsoever attributable to the Accounting Agreement arising or accruing on or after the Effective Date.

2. Warranties. The Accounting Agreement is in full force and effect, and has not been amended, modified, or supplemented in any way. Assignor has performed and complied with all of Assignor's obligations under the Accounting Agreement as and when thereby required, and there exists no fact or circumstance that with or without notice or the passage of time, or both, could constitute a default by Assignor under the Accounting Agreement. Assignor has not sold, assigned, transferred or pledged its rights and interests in, under and to the Accounting Agreement, and has not executed any other document or instrument that might prevent or limit Assignee from realizing the benefits of the terms, conditions and provisions of the Accounting Agreement.

3. Severability; Governing Law. If any provision of this Assignment or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. This Assignment shall be construed according to Colorado law, without regard to conflicts of law provisions contained in Colorado law.

4. Binding Effect. This Assignment shall inure to the benefit of and be binding upon the undersigned parties and their respective successors and assigns. Whenever in this instrument a reference to any party is made, such reference shall be deemed to include a reference to the successors and assigns of such party, as the case may be.

5. Purchase Agreement. This Assignment is executed in furtherance of, and is subject to, the terms and conditions of the Purchase Agreement. This Assignment does not supersede, replace, substitute for, expand, or extinguish any obligation or provision of the Purchase Agreement, including, but not limited to, the representations and warranties set forth therein.

6. Counterparts. This Assignment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In addition, this Assignment may contain more than one counterpart of the signature page and this Assignment may be executed by the affixing of the signatures of each of the parties on separate signature pages to one of such counterparts; all of such signature pages shall be read as though one, and shall have the same force and effect as though all of the signers had signed a single signature page.

7. No Drafting Presumption. In interpreting the provisions of this Assignment, no presumption shall apply against any party that otherwise would operate against such party by reason of such document having been drafted by such party or at the direction of such party or its affiliates.

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DATED as of the day and year first above written.

ASSIGNOR:

VR HOLDINGS, INC.,

a Colorado corporation

By:

Name:

Its:

ACCEPTED BY:

ASSIGNEE:

GENCOM ASSET MANAGEMENT COMPANY, L.P., a Texas limited Partnership

By: Gencom Asset Management GP, L.L.C.,

a Texas limited liability company,

its general partner

By:

Karim Alibhai, Manager